Exhibit 21
Listed below are subsidiaries of Elevance Health, Inc. as of February 1, 2024 with ownership of 50% and above.

Entity Name	Domestic Jurisdiction	Doing Business As

Advantage Medical Group, LLC	Puerto Rico
Alianza Medicos del SurEste, LLC	Puerto Rico
Alliance Care Management, LLC	Delaware
AMERIGROUP Community Care of New Mexico, Inc.	New Mexico
Amerigroup District of Columbia, Inc.	District of Columbia
Amerigroup Mississippi, Inc.	Mississippi
Amerigroup Pennsylvania, Inc.	Pennsylvania
AMGP Georgia Managed Care Company, Inc.	Georgia	AMERIGROUP; AMERIGROUP Community Care; AMERIGROUP Georgia; AMGP Georgia
AMH Health, LLC	Maine
AMH Health Plans of Maine, Inc.	Maine
Anthem Benefits Agency, Inc. f/k/a EHC Benefits Agency, Inc.	New York
Anthem Blue Cross Life and Health Insurance Company	California
Anthem Financial, Inc.	Delaware
Anthem Health Plans, Inc.	Connecticut	Anthem Blue Cross and Blue Shield
Anthem Health Plans of Kentucky, Inc.	Kentucky	Anthem Blue Cross and Blue Shield
Anthem Health Plans of Maine, Inc.	Maine	Anthem Blue Cross and Blue Shield; Associated Hospital Service
Anthem Health Plans of New Hampshire, Inc.	New Hampshire	Anthem Blue Cross and Blue Shield
Anthem Health Plans of Virginia, Inc.	Virginia	Anthem Blue Cross and Blue Shield
Anthem HealthChoice Assurance, Inc. f/k/a Empire HealthChoice Assurance, Inc.	New York	Anthem Blue Cross, Anthem Blue Cross and Blue Shield
Anthem HealthChoice HMO, Inc. f/k/a Empire HealthChoice HMO, Inc.	New York	Anthem Blue Cross, Anthem Blue Cross and Blue Shield
Anthem Holding Corp.	Indiana	Anthem Properties, Inc.
Anthem HP, LLC f/k/a HealthPlus HP, LLC	New York	Anthem Blue Cross and Blue Shield HP, Anthem Blue Cross HP
Anthem Insurance Companies, Inc.	Indiana	Anthem Blue Cross and Blue Shield Retiree Solutions; Anthem Blue Cross Retiree Solutions; Blue Cross and Blue Shield of Indiana; Anthem Blue Cross and Blue Shield
Anthem Kentucky Managed Care Plan, Inc.	Kentucky	Anthem Blue Cross and Blue Shield Medicaid

Entity Name	Domestic Jurisdiction	Doing Business As
Anthem Life & Disability Insurance Company	New York
Anthem Life Insurance Company	Indiana
Anthem Partnership Holding Company, LLC	Indiana
Anthem Southeast, Inc.	Indiana
APR, LLC	Indiana
Arcus Enterprises, Inc.	Delaware
Associated Group, Inc.	Indiana
ATH Holding Company, LLC	Indiana
AUMSI UM Services, Inc.	Indiana
Beacon Health Financing LLC	Delaware
Beacon Health Holdings LLC	Delaware
Beacon Health Options Holdco, Inc.	Delaware
Beacon Health Vista Parent, Inc.	Delaware
Beacon Plan Funding, LLC	Delaware
Best Transportation of PR LLC	Puerto Rico
BioPlus Parent, LLC	Delaware
BioPlus Specialty Pharmacy Services, LLC	Florida
Blue Cross Blue Shield Healthcare Plan of Georgia, Inc.	Georgia	Anthem Blue Cross and Blue Shield
Blue Cross Blue Shield of Wisconsin	Wisconsin	Anthem Blue Cross and Blue Shield
Blue Cross of California	California	Anthem Blue Cross
Blue Cross of California Partnership Plan, Inc.	California	Anthem Blue Cross Partnership Plan
Carelon Behavioral Care, Inc.	Delaware
Carelon Behavioral Health Holdings, LLC f/k/a BVO Holdings, LLC	Delaware
Carelon Behavioral Health, Inc. f/k/a Beacon Health Options, Inc.	Virginia	FHC CHOICE
Carelon Behavioral Health IPA, Inc. f/k/a CHCS IPA, Inc.	New York
Carelon Behavioral Health of California, Inc. f/k/a Beacon Health Options of California, Inc.	California
Carelon Behavioral Health Strategies IPA, LLC f/k/a BHS IPA, LLC	New York
Carelon Behavioral Health Strategies, LLC f/k/a Beacon Health Strategies, LLC	Massachusetts
Carelon Digital Platforms, Inc.	Indiana
Carelon Digital Platforms Israel Ltd	Israel
Carelon Employment Company, LLC	Indiana

Entity Name	Domestic Jurisdiction	Doing Business As
Carelon Global Solutions India LLP	India
Carelon Global Solutions Ireland Limited	Ireland
Carelon Global Solutions Philippines, Inc.	Philippines
Carelon Global Solutions Puerto Rico, L.L.C.	Puerto Rico
Carelon Global Solutions U.S., Inc.	Indiana
Carelon Health Federal Services, Inc. f/k/a ValueOptions Federal Services, Inc.	Virginia
Carelon Health of Arizona, Inc. f/k/a CareMore Heath Plan of Arizona, Inc.	Arizona
Carelon Health of Nevada, Inc. f/k/a CareMore Health Plan of Nevada	Nevada
Carelon Health of New Jersey, Inc. f/k/a ValueOptions of New Jersey, Inc.	New Jersey
Carelon Health of Pennsylvania, Inc. f/k/a Beacon Health Options of Pennsylvania, Inc.	Pennsylvania
Carelon Health of Texas f/k/a myNEXUS NPHO of Texas	Texas
Carelon Health of Virginia, LLC f/k/a CareMore, LLC	Indiana
Carelon Health Solutions, Inc. f/k/a Health Management Corporation	Virginia
Carelon Holdings I, Inc.	Indiana
Carelon Holdings II, LLC.	Indiana
Carelon Holdings, Inc.	Indiana
Carelon Insights, Inc.	Indiana	DBG, Inc.
Carelon Insights IPA of New York, LLC f/k/a myNEXUS NY IPA, LLC	New York
Carelon Medical Benefits Management, Inc. f/k/a American Imaging Management, Inc.	Illinois
Carelon Palliative Care, Inc. f/k/a Aspire Health, Inc.	Delaware	Carelon Palliative Care, Inc.
Carelon Post Acute Solutions, Inc. f/k/a MyNexus, Inc.	Delaware	Carelon Post Acute Solutions Administrator Services
Carelon Research, Inc. f/k/a Health Core, Inc.	Delaware
Carelon Subrogation, LLC f/k/a Meridian Resource Company, LLC	Wisconsin
CarelonRx, Inc.	Indiana
CarelonRx Pharmacy, Inc.	Delaware
CareMore Health IPA of New York, Inc.	New York

Entity Name	Domestic Jurisdiction	Doing Business As
CareMore Health of Arizona, Inc.	Arizona
CareMore Health Plan	California
CareMore Health Plan of Texas, Inc.	Texas
CareMore Health System	California
Caribbean Accountable Care, LLC	Puerto Rico
Castellana Physician Services, LLC	Puerto Rico
CCHA, LLC	Colorado	Colorado Community Health Alliance
Centro Medicina Familiar del Norte, LLC	Puerto Rico
Centros de Medicina Primaria Advantage del Norte, LLC	Puerto Rico
Centros Medicos Unidos del Oeste, LLC	Puerto Rico
Cerulean Companies, Inc.	Georgia
Claim Management Services, Inc.	Wisconsin	Anthem Blue Cross and Blue Shield
Clinica Todo Salud - Aibonito, LLC	Puerto Rico
Clinica Todo Salud, LLC	Puerto Rico
Clinical Staff Solutions, LLC	Puerto Rico
Community Care Health Plan of Kansas, Inc.	Kansas	Healthy Blue
Community Care Health Plan of Louisiana, Inc.	Louisiana	Healthy Blue
Community Care Health Plan of Nebraska, Inc.	Nebraska	WellCare of Nebraska; Healthy Blue
Community Care Health Plan of Nevada, Inc.	Nevada	Anthem Blue Cross and Blue Shield Healthcare Solutions;
Community Insurance Company	Ohio	Anthem Blue Cross and Blue Shield
Compcare Health Services Insurance Corporation	Wisconsin	Anthem Blue Cross and Blue Shield
Consorcio MultiSalud del Norte, Inc.	Puerto Rico
Consorcio MultiSalud del Oeste, Inc.	Puerto Rico
Crossroads Acquisition Corp.	Delaware
DeCare Analytics, LLC	Minnesota
DeCare Dental Health International, LLC	Minnesota
DeCare Dental Insurance Ireland, Ltd.	Ireland
DeCare Dental Networks, LLC	Minnesota
DeCare Dental, LLC	Minnesota
DeCare Operations Ireland, Limited	Ireland
Delivery Network, LLC	Florida
Dental Services Organization, LLC	Puerto Rico
Designated Agent Company, Inc.	Kentucky
Dogwood Pharmacy, LLC	Florida	Medscripts Medical Pharmacy, LLC
EasyScripts Cutler Bay, LLC	Florida	EasyScripts, LLC
EasyScripts Hialeah, LLC	Florida	EasyScripts, LLC

Entity Name	Domestic Jurisdiction	Doing Business As
EasyScripts Westchester, LLC	Florida	EasyScripts, LLC
EasyScripts, LLC	Florida	EasyScripts Cutler Bay, LLC, EasyScripts Hialeah, LLC and EasyScripts Westchester, LLC
Elevance Health Information Technology Services, Inc. f/k/a WellPoint Information Technology Services, Inc.	California
ELV Holding Company, LLC	Indiana
Federal Government Solutions, LLC	Wisconsin
FHC Health Systems, Inc.	Virginia	FHC HEALTH SYSTEMS
Freedom Health, Inc.	Florida
Freedom SPV, Inc.	Delaware
Golden West Health Plan, Inc.	California
Greater Georgia Life Insurance Company	Georgia	Anthem Life
GR Health Solutions, LLC	Pennsylvania
Group Retiree Health Solutions, Inc.	Pennsylvania	Blue Medicare Advantage
Grupo Advantage del Oeste, LLC	Puerto Rico
Grupo Advantage Metro, LLC	Puerto Rico
Healthcare Subrogation Group, L.L.C.	Delaware
HealthKeepers, Inc.	Virginia
HealthLink Administrators, Inc. f/k/a HealthLink HMO, Inc.	Missouri	HealthLink HMO
HealthLink, Inc.	Illinois
Health Ventures Partner, L.L.C.	Illinois
HealthSun Health Plans, Inc.	Florida
HealthSun Physicians Network I, LLC	Florida
HealthSun Physicians Network, LLC	Florida
Healthy Alliance Life Insurance Company	Missouri	Anthem Blue Cross and Blue Shield
Highland Acquisition Holdings, LLC	Delaware
Highland Intermediate Holdings, LLC	Delaware
Highland Investor Holdings, LLC	Delaware
HMO Colorado, Inc.	Colorado	HMO Colorado; HMO Nevada
HMO Missouri, Inc.	Missouri	Amerigroup Missouri; Anthem Blue Cross and Blue Shield
IEC Group Holdings, Inc.	Idaho
IEC Group, Inc.	Idaho	AmeriBen
InHealth Management, LLC	Puerto Rico
IPA Holdings, LLC	Puerto Rico
Living Complete Technologies, Inc.	Maryland
MAPR Capital, LLC	Puerto Rico
MAPR Global, LLC	Puerto Rico
MAPR Holdings, LLC	Puerto Rico

Entity Name	Domestic Jurisdiction	Doing Business As
Massachusetts Behavioral Health Partnership, LLP	Massachusetts
Matthew Thornton Health Plan, Inc.	New Hampshire
Medical Dental Network Management, LLC	Puerto Rico
Missouri Care, Incorporated	Missouri	Healthy Blue
MMM Healthcare, LLC	Puerto Rico
MMM Holdings, LLC	Puerto Rico
MMM Multi Health, LLC	Puerto Rico
MMM Transportation, LLC	Puerto Rico
Momentum Health Partners, LLC	North Carolina
MSO Holdings, LLC	Puerto Rico
MSO of Puerto Rico, LLC	Puerto Rico
Nash Holding Company, LLC	Delaware
National Government Services, Inc.	Indiana	NGS of Indiana
New England Research Institutes, Inc.	Massachusetts
NGS Federal, LLC	Indiana
Optimum Healthcare, Inc.	Florida
OPTIONS Health Care, Inc.	Delaware
Pasteur Medical Bird Road, LLC	Florida	Pasteur Medical Center, LLC
Pasteur Medical Center, LLC	Delaware
Pasteur Medical Cutler Bay, LLC	Florida	Pasteur Medical Center, LLC
Pasteur Medical Group, LLC	Florida	Pasteur Medical Center, LLC
Pasteur Medical Hialeah Gardens, LLC	Florida	Pasteur Medical Center, LLC
Pasteur Medical Kendall, LLC	Florida	Pasteur Medical Center, LLC
Pasteur Medical Management, LLC	Florida	Pasteur Medical Bird Road, LLC, Pasteur Medical Center, LLC, Pasteur Medical Cutler Bay, LLC, Pasteur Medical Group, LLC Pasteur Medical Hialeah Gardens, LLC, Pasteur Medical Kendall, LLC, Pasteur Medical Miami Gardens, LLC, Pasteur Medical North Miami Beach, LLC and Pasteur Medical Partners, LLC
Pasteur Medical Miami Gardens, LLC	Florida	Pasteur Medical Center, LLC
Pasteur Medical North Miami Beach, LLC	Florida	Pasteur Medical Center, LLC
Pasteur Medical Partners, LLC	Florida	Pasteur Medical Center, LLC
PHM Healthcare Solutions, Inc.	Puerto Rico
PHM IntraHospital Physician Group, LLC	Puerto Rico
PHM MultiDisciplinary Clinic Aguadilla LLC	Puerto Rico
PHM MultiDisciplinary Clinic Arecibo LLC	Puerto Rico

Entity Name	Domestic Jurisdiction	Doing Business As
PHM MultiDisciplinary Clinic Cabo Rojo LLC	Puerto Rico
PHM MultiDisciplinary Clinic Guayama LLC	Puerto Rico
PHM MultiDisciplinary Clinic Maunabo LLC	Puerto Rico
PHM MultiDisciplinary Clinic, LLC	Puerto Rico
PHM MultiSalud, LLC	Puerto Rico
PHM Specialty Network, LLC	Puerto Rico
Physician Group Practices, LLC	Puerto Rico
PMC Medicare Choice, LLC	Puerto Rico
Raina RX LLC	New York	Route 300 Pharmacy in NY
RightCHOICE Managed Care, Inc.	Delaware	RightCHOICE Benefit Administrators; Anthem Blue Cross and Blue Shield
River Medical Pharmacy, LLC	Florida
Rocky Mountain Hospital and Medical Service, Inc.	Colorado	Anthem Blue Cross and Blue Shield; Anthem Blue Cross Blue Shield
Santa Barbara Specialty Pharmacy, LLC	California
SellCore, Inc.	Delaware	SellCore Insurance Services, Inc.
Simply Healthcare Plans, Inc.	Florida	Clear Health Alliance; Better Health; Amerigroup Florida
Southeast Services, Inc.	Virginia
State Sponsored Services, Inc.	Indiana	Amerigroup GBD Behavioral Health; Anthem GBD Behavioral Health
The Elevance Health Companies, Inc.	Indiana	Anthem Benefit Services; The Anthem Companies Indiana
The Elevance Health Companies of California, Inc.	California
The Elevance Health Companies of Puerto Rico, LLC	Puerto Rico
TrustSolutions, LLC	Wisconsin
UNICARE Health Plan of West Virginia, Inc.	West Virginia
UNICARE Illinois Services, Inc.	Illinois
UNICARE National Services, Inc.	Delaware
UniCare Specialty Services, Inc.	Delaware
VITA Care, LLC	Puerto Rico
Wellmax Health Medical Centers, LLC	Florida	Wellmax Medical Center
Wellmax Health Physicians Network, LLC	Florida
WellPoint Acquisition, LLC	Indiana
WellPoint California Services, Inc.	Delaware

Entity Name	Domestic Jurisdiction	Doing Business As
Wellpoint Corporation f/k/a AMERIGROUP Corporation	Delaware	Wellpoint Insurance Services; Wellpoint Insurance Services Corporation
Wellpoint Delaware, Inc. f/k/a Amerigroup Delaware, Inc.	Delaware
WellPoint Dental Services, Inc.	Delaware
Wellpoint Federal Corporation	Indiana
WellPoint Health Solutions, Inc.	Indiana
WellPoint Holding Corp.	Delaware
Wellpoint Insurance Company f/k/a Amerigroup Insurance Company	Texas
Wellpoint Insurance Services, Inc.	Hawaii
Wellpoint Iowa, Inc. f/k/a Amerigroup Iowa, Inc.	Iowa
Wellpoint IPA of New York, LLC f/k/a Amerigroup IPA of New York, LLC	New York
Wellpoint Life and Health Insurance Company f/k/a UniCare Life & Health Insurance Company	Indiana	Simply Healthcare
Wellpoint Maryland, Inc.	Maryland
Wellpoint New Jersey, Inc. f/k/a AMERIGROUP New Jersey, Inc.	New Jersey
Wellpoint Ohio, Inc. f/k/a AMERIGROUP Ohio, Inc.	Ohio
Wellpoint Partnership Plan, LLC f/k/a Amerigroup Partnership Plan, LLC	Illinois
Wellpoint South Carolina, Inc.	South Carolina
Wellpoint Tennessee, Inc. f/k/a AMERIGROUP Tennessee, Inc.	Tennessee
Wellpoint Texas, Inc. f/k/a AMERIGROUP Texas, Inc.	Texas
Wellpoint Washington, Inc. f/k/a AMERIGROUP Washington, Inc.	Washington
Wisconsin Collaborative Insurance Company	Wisconsin